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                                                                    Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company"), the individuals and entities listed on Schedule 1 hereto (each a "Purchaser" and, collectively, the "Purchasers"), and ThinkEquity Partners, LLC, a Delaware limited liability company (the "Agent").

                                    RECITALS:

     WHEREAS, the Purchasers and the Company have executed the Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which the Purchasers are purchasing shares of the Company's Common Stock (defined below) and Warrants (capitalized terms used but not otherwise defined herein shall have the meanings given them in the Purchase Agreement);

     WHEREAS, the Company and the Agent have executed a Letter of Intent dated as of September 24, 2001 (the "Letter of Intent"); and

     WHEREAS, in connection with the Purchase Agreement and the Letter of Intent the parties desire to provide certain registration rights and benefits with respect to the Registrable Securities (as defined below).

     NOW, THEREFORE, in consideration of the respective covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     1.1 Specific Definitions. As used in this Agreement, the following terms
         --------------------
shall have the meanings set forth or as referenced below:

     "Agent's Warrant" means the warrant issued to the Agent in connection with the closing of the transactions contemplated by the Stock Purchase Agreement.

     "Common Stock" means the Company's common stock, no par value per share.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
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     "Form S-3" means such form under the Securities Act in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     "Holder" means a Purchaser, the Agent and any other person owning of record Registrable Securities that have not been sold to the public, or any assignee of record of such Registrable Securities in accordance with Article 2.

     "Purchasers' Warrant" means the Warrants issued to the Purchasers in connection with the closing of the transactions contemplated by the Stock Purchase Agreement.

     "Register," "Registered," and "Registration" mean a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering by the SEC of effectiveness of such Registration Statement.

     "Registrable Securities" means, at any time, the (i) shares of Common Stock issued pursuant to the Purchase Agreement, (ii) shares of Common Stock issued pursuant to or in respect of the Agent's Warrant (the "Agent's Warrant Shares"), and (iii) shares of Common Stock issued pursuant to or in respect of the Purchasers' Warrant, plus (iv) shares of Common Stock (or other securities) that are issued to the Holders in respect of shares described in clauses (i) through
(iii) above or in any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a Registration Statement or Rule 144 under the Securities Act or sold in a private transaction in which the transferor's rights under Article 2 of this Agreement are not assigned.

     "Registration Expenses" means all expenses incurred by the Company in complying with Article 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, reasonable fees and disbursements of a single special counsel for the Holders of Registrable Securities, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or the Holders are required to bear such fees and disbursements), all internal Company expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering, but excluding any Selling Expenses.

     "Registration Statement" means any Registration Statement filed by the Company with the SEC for a public offering and sale of Common Stock (other than a Registration

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Statement on Form S-8 or Form S-4, or their successors, or any other form for a similar purpose).

     "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar successor rule.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Selling Expenses" means all underwriting discounts and commissions, transfer taxes, filing fees, any and all fees, commission, discounts or similar payments made to any brokers or dealers, and any fees and disbursements of counsel, accountant or any other advisor to the Purchasers (other than counsel referred to in the definition of Registration Expenses above) applicable to a sale of Registrable Securities.

     "Stock Purchase Agreement" means the Stock Purchase Agreement, dated as of September 28, 2001, by and among the Company and the Investors listed on Schedule A thereto.

     "Termination Event" means that (a) prior to the Registration Statement being declared effective, either (i) the Common Stock is suspended from trading for 5 or more consecutive trading days other than under a general suspension of trading on the market or markets on which the Company's Common Stock is traded,
(ii) the Registrable Securities have not been listed and authorized for trading on the Nasdaq National Market, or (iii) the Common Stock is no longer listed on Nasdaq, AMEX, or NYSE, or (b) the Registration Statement has not been declared effective within 180 days of Closing, and such holdup is not due to backlog or other delay at or by the SEC unrelated to any action or inaction by the Company.

                                    ARTICLE 2

                               REGISTRATION RIGHTS

     2.1 Required Registrations.
         ----------------------

     (a) The Company shall within 30 days of the Closing Date file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering the sale of all of the Registrable Securities. The Company shall use its best efforts to cause such Registration Statement to be declared effective under the Securities Act within 90 days of the Closing. In the event that the Registration Statement is not declared effective within 90 days of the date of the Closing, and such holdup is not due to any Purchaser's failure to provide company with information necessary to complete the

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

Registration Statement by the filing date, the Company shall, on the 91st day following the Closing and each 30th day thereafter, issue to each of the Purchasers their ratable portion (based on the percentage of the Shares then owned by them) of additional Warrants to purchase an aggregate of 5% of the shares purchased hereunder of Common Stock (subject to equitable adjustment to reflect any subdivision or combination of the Company's Common Stock or the payment of dividends payable in Common Stock or any other event in which such adjustment is reasonably necessary to protect the rights of the Purchasers) (the "Additional Warrants"), until either the sale of the Shares is registered or there has occurred a Termination Event. Notwithstanding the foregoing, the total number of Additional Warrants paid to each Investor pursuant to this Section 2.1(a) plus the number of Warrants purchased by such Investor at Closing shall in no event exceed the number of shares of Common Stock purchased by such Investor at Closing.

     (b) The Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resales by holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Securities to be included in any Registration Statement pursuant to which Registrable Securities are registered without the consent of the Purchasers. The Company shall not grant any registration rights to any party other than the Purchasers prior to such time as the Registration Statement permitting registration of the Registrable Securities for resale has been declared effective by the SEC, and registration rights that are subordinate to the registration rights of the Purchasers and the Agent granted hereunder; provided however, that the Company may grant registration rights to James J. Jenson, Jeffrey J. Jenson, Jami J. Jenson, Janet J. Jenson, Julie J. Jenson, Ronald Jenson and Gladys Jenson with respect to the 1,818,812 shares of Common Stock purchased by such persons pursuant to the Stock Purchase Agreement, dated as of March 30, 2001, between the Company and such persons, and/or register such 1,818,812 shares at any time, without the prior consent or approval of the Holders. The Company shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is two (2) years from the date of filing (the "Effectiveness Period") or such shorter period ending when all Registrable Securities covered by the Registration (i) Statement have been sold in the manner set forth and as contemplated in the Registration Statement or (ii) may be sold without limitation under Rule 144(k).

     (c) If at any time prior to September 28, 2006 that the Registrable Securities are not otherwise registered for sale, the Company proposes to register any Common Stock under the Securities Act (other than in connection with a business combination transaction or an employee benefit plan), and the registration form to be used may be used for the registration of Registrable Securities, it will give prompt written notice to the Agent of its intention to do so and of the Agent's rights hereunder. Upon the written request of the Agent made within 15 days after the receipt of any such notice (which request shall specify the number of Agent's Warrant Shares intended to be disposed of by

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the Agent and the intended method or methods of disposition thereof), the
Company will use its best efforts to effect the registration under the Securities Act of all such Agent's Warrant Shares in accordance with such intended method or methods of disposition.

     (d) The Company agrees that, at any time but no more than once, upon the request of the Agent, it will promptly file a Registration Statement (subject to the requirements of Section 2.1(b)) with the SEC under the Securities Act for sale in an underwritten public offering or otherwise the approximate number of shares of Agent's Warrant Shares specified in such request. Such request shall also specify the intended method or methods of disposition of such Registered Shares. Notwithstanding the foregoing, the Company's obligations to file (but not its obligations to prepare) a Registration Statement pursuant to this
Section 2.1(d) may be suspended upon written notice to the Holders for up to 30 days if: (i) the fulfillment of such obligations would require the Company to make a disclosure that would, in the reasonable good faith judgment of the Company's board of directors, be detrimental to the Company and premature, or
(ii) the Company shall determine in good faith that such an offering will materially interfere with a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of the Company and the Company shall have furnished to the Agent an officers' certificate to that effect. Such obligations shall be reinstated upon the expiration of such 30-day period or, if earlier: (x) in the case of clause (i) above, upon the making of
                        -
such disclosure by the Company (or, if earlier, when such disclosure would either no longer be necessary for the fulfillment of such obligations or no longer be detrimental); or (y) in the case of clause (ii) above, not later than
                            -
30 days from the date of the request of the Agent under this Section 2.1(d).

     (e) After receipt of notice of a requested registration pursuant to Section 2.1(d), the Company shall not initiate, without the consent of the Agent, a registration of any of its securities for its own account until 90 days after such registration has been terminated or declared effective (unless advised by the managing underwriter that a longer period, not to exceed 180 days, is required, or such shorter period as the managing underwriter may agree).

     (f) The Agent shall have the right to designate the managing underwriters, which shall be reasonably satisfactory to the Company, for any underwritten public offering of Registrable Securities pursuant to this Section 2.1

2.2  Expenses of Registration.  All Registration Expenses incurred in connection
     ------------------------
with any registration under Section 2.1 shall be borne by the Company, and Company shall reimburse the Purchasers for out-of-pocket expenses, including legal fees and due diligence expenses in accordance with the terms of Section
7.2 of the Stock Purchase Agreement. All Selling Expenses incurred in connection with any such registration shall be borne by the Holder of the securities so registered incurring such expense, unless all Holders have consented to the Selling Expenses, in which case, such

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Selling Expenses shall be borne by the Holders pro rata on the basis of the number of shares so registered.

     2.3 Obligations of the Company. Whenever required to effect the
         --------------------------
registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the SEC a Registration Statement on Form S-3, or on such form as is then available to the Company in connection with such registration, with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective throughout the Effectiveness Period. Notwithstanding the foregoing, the Company may suspend the effectiveness of the Registration Statement by written notice to the Holders for a period not to exceed an aggregate of 15 days in any 90-day period (each such period, a "Suspension Period") if:

             (x) the SEC issues a stop order suspending the effectiveness of the Registration Statement or initiates proceedings with respect to the Registration Statement, or the Company receives any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or

             (y) (i) an event occurs and is continuing as a result of which the Registration Statement would, in the Company's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

             (z) (ii) the Company reasonably determines that the disclosure of such event at such time would have a material adverse effect on the business of the Company (and its subsidiaries, if any, taken as a whole);

         provided that in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company's ability to consummate such transaction, the Company may extend a Suspension Period from 15 days to 30 days; provided, however, that Suspension Periods shall not exceed an aggregate of 45 days in any 360-day period. If prior to or on the 15th or 30th day, as the case may be, of any Suspension Period, such suspension has not been terminated, then, the Company shall, on the 20th or 35th day, as the case may be, of any Suspension Period and each 30th day thereafter, pay to each of the Purchasers their ratable portion (based on the percentage of the Shares then owned by them) of additional Warrants to purchase an aggregate of 5% of the shares purchased hereunder of Common Stock (subject to equitable adjustment to reflect any subdivision or combination of the Company's Common Stock or the payment of dividends payable in Common Stock or any other event in which such adjustment is reasonably necessary to protect the rights of the purchasers) (the "Suspension Warrants"), until either the Suspension Period is terminated or there has occurred a Termination Event. Notwithstanding the foregoing, the total number of Suspension Warrants paid to each Investor pursuant to this
     Section 2.3(a) plus the number of Warrants purchased by such Investor at Closing, shall in no event exceed the number of Shares of Common Stock purchased by such Investor at Closing.

     (b) Furnish to each Holder copies of the Registration Statement (excluding exhibits thereto) and any prospectus forming a part thereof and any amendments and supplements thereto (including all documents incorporated or deemed incorporated by reference therein prior to the effectiveness of the Registration Statement and including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, which documents, other than documents incorporated or deemed incorporated by reference, will be subject to the reasonable review of the Holders for a period of not more than two (2) business days; and the Company agrees to (i) incorporate in such documents any comments from the Holders that reflect the correction of what any Holder reasonably believes to be a material misstatement or omission of a material fact with respect to such Holder or its plan of resale, and (ii) make reasonable efforts to incorporate any other reasonable comments of any Holder in such documents.

     (c) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

     (d) Furnish to each Holder one conformed copy of the Registration Statement and of each amendment and supplement thereto (in each case excluding exhibits) and such number of copies of the prospectus forming a part of the Registration Statement (including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, and such other documents, including, without limitation, documents incorporated or deemed to be incorporated by reference prior to the effectiveness of such registration statement, as each of the Holders from time to time may reasonably request;

     (e) Use its reasonable best efforts (i) to register or qualify all Registrable Securities covered by the Registration Statement under state securities, or "blue sky," laws of such States of the United States of America as the Holders of Registrable Securities covered by the Registration Statement shall reasonably request, (ii) to keep such registration or qualification in effect for so long as the Registration Statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities to be sold by the Holders, consistent with the plan of distribution described in the prospectus included in the Registration Statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

     (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (g) Subject to Section 3.4 hereof, promptly notify each Holder of Registrable Securities covered by the Registration Statement (i) upon discovery that, or upon the happening of any event as a result of which, the prospectus forming a part of the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings for that purpose, (iii) of any request by the Commission for (A) amendments to the Registration Statement or any document incorporated or deemed to be incorporated by reference in the Registration Statement or (B) supplements to the prospectus forming a part of the Registration Statement, or (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Holder promptly prepare and file an amendment to the Registration Statement or a supplement to the prospectus as the Company may deem necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and furnish to each Holder a reasonable number of copies of such supplement to, or amendment of, such prospectus and, in the event of a stop order, use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

     (h) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such Registrable Securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given with respect to such registration and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     (i) To the extent practicable, promptly upon the filing of any document that is to be incorporated by reference into the Registration Statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than five (5) business days after such document is filed with the Commission, provide copies of such document to the Holders, if requested; and

     (j) Use its best efforts to cause all Registrable Securities included in the Registration Statement to be listed on the Nasdaq National Market or each securities exchange on which securities of the same class are then listed, or, if not then listed on any securities exchange, to be eligible for trading in any over-the-counter market or trading system in which securities of the same class are then traded.

     2.4 Termination of Registration Rights. All registration rights granted
         ----------------------------------
under this Article 2 shall terminate and be of no further force and effect after the Effectiveness Period or such shorter period ending when all Registrable Securities covered by the registration (i) have been sold in the manner set forth and as contemplated in the Registration Statement or (ii) may be sold without limitation under Rule 144(k), other than as it relates to Section 2.7 herein.

     2.5 Delay of Registration. No Holder shall have any right to obtain or seek
         ---------------------
an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 2.6.

     2.6 Indemnification. If any Registrable Securities are included in a
         ---------------
Registration Statement under Section 2.1:

         (a) The Company will indemnify and hold harmless each Holder, the partners, officers, trustees, members, partners and directors of each Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, and each underwriter for any Holder, if any, and each person, if any, who controls any underwriter within the meaning of the

     Securities Act or the Exchange Act (together, "Indemnified Person"), against any losses, claims, damages, or liabilities, (including in settlement of litigation) (or actions, investigations or proceedings in respect thereof) (collectively, a "Claim") (joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions, or violations (collectively a "Company Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein, or other document (including any related registration statement, notification or the like) incident to the registration, qualification or compliance, or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein in light of the circumstances in which they were made, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law, or any other law in connection with the offering covered by such Registration Statement; and the Company will reimburse each Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Company Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, or controlling person of such Holder.

         (b) Each selling Holder, if Registrable Securities held by it are included in the securities as to which such Registration Statement is being effected, will indemnify and hold harmless the Company, each of its officers and directors, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and each underwriter, if any, and each person, if any, who controls any underwriter within the meaning of the Securities Act or the Exchange Act, and any other Holder selling securities under such Registration Statement or any of such other Holder's partners, directors, or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, underwriter, controlling person, or other such Holder, or partner, director, officer, or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Holder Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,
          (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Holder of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law in connection with the offering covered by such Registration Statement, in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, underwriter, controlling person, or other Holder, or partner, officer, director, or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
          Section 2.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 2.6(b) exceed the proceeds from the offering received by such Holder unless the Holder Violation is the result of fraud on the part of such Holder.

               (c)   Promptly after receipt by an indemnified party under this
          Section 2.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided however, that counsel for the indemnified party who shall conduct the defense of such action, shall be approved by the indemnifying party, provided further, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6.

               (d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages, or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Company Violation(s) or the Holder Violation(s), as the case may be, that resulted in such loss, claim, damage, or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e)   The obligations of the Company and Holders under this
          Section 2.6 shall survive the termination or closing of any offering in a Registration Statement, and otherwise.

                                   ARTICLE 3

                               OTHER PROVISIONS

          3.1  Investor Information. Whenever the Company is required to effect
               --------------------
the registration of any Registrable Securities, each Investor shall, upon request by the Company, provide all information reasonably requested by the Company for use by the Company in the preparation of the Registration Statement and any prospectus contained therein and compliance with the requirements of the Securities Act with respect to such registration.

          3.2  Complete Agreement.  This Agreement constitutes the entire
               ------------------
agreement between the parties hereto with respect to the subject matter hereof.

          3.3  Waiver, Discharge, Amendment, Etc. Any term of this Agreement may
               ---------------------------------
be amended and the observance of any term of this Agreement may be waived (either generally or in a particular circumstance and either retroactively or prospectively) only with the written consent of the Company, the Agent and Purchasers holding two-thirds of the shares of Common Stock then held by the Purchasers. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall not, absent an express written waiver signed by the party making such waiver specifying the provision being waived, be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of the party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

          3.4  Notices. All notices or other communications to a party required
               -------
or permitted hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

          if to a Purchaser:

                   To the address set forth on Schedule 1 or such other address as may be designated in writing hereafter, in the same manner, by such Purchaser.

          with copy to:

                   Steven J. Cuevas, Esq.
                   SAFECO Plaza
                   T-18
                   Seattle, WA 98115
                   Fax: (206) 545-6277

          if to the Agent to:


                   Patricia Bartholomew, Esq.
                   ThinkEquity Partners
                   222 South Ninth Street, Suite 2800
                   Minneapolis, Minnesota  55402
                   Fax:  612-692-8250
          with copy to:


                   Steven J. Slutzky, Esq.
                   Debevoise & Plimpton
                   919 third Avenue
                   New York, New York 10022
                   Fax:  212-909-6836

          if to the Company to:


                   RMH Teleservices, Inc.
                   40 Morris Avenue
                   Bryn Mawr, PA  19010
                   Attn:  John A. Fellows
                   Fax:  610-520-5354

          with copy to:


                   Wolf, Block, Schorr and Solis-Cohen LLP
                   1650 Arch Street
                   22nd Floor
                   Philadelphia, PA  19103-2097
                   Attn:  John M. Coogan, Jr., Esq.
                   Fax:  215-977-2334

Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

          3.5  Assignment and Transfer.  The rights to have the Company register
               -----------------------
Registrable Securities pursuant to this Agreement shall be automatically assignable by the Holders to any Person (a "Transferee") of all or any portion of Registrable Securities if: (i) the Holder agrees in writing with the Transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such Transferee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the Transferee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the Transferee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such Transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act.

          3.6  Governing Law. This Agreement shall be governed by and
               -------------
interpreted in accordance with the laws of the State of Minnesota, including all matters of construction, validity, performance, and enforcement, without giving effect to principles of conflict of laws.

          3.7  Titles and Headings; Construction. The titles and headings to the
               ---------------------------------
Articles and Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Agreement to be drafted.

          3.8  Benefit. Nothing in this Agreement, expressed or implied, is
               -------
intended to confer on any person other than the parties hereto or their respective successors or assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

          3.9  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed as original and all of which together shall constitute one instrument, and may be delivered in person or by facsimile transmission.

       IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first written above.

                                       RMH TELESERVICES, INC.



                                       By: /s/ John A. Fellows
                                          --------------------------
                                       Name:   John A Fellows
                                       Title:  Chief Executive Officer

                                  ACCEPTANCE

       The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                                       AGENT:


                                       THINKEQUITY PARTNERS, LLC


                                       By: /s/ John L. Flood
                                          ----------------------------
                                       Name:   John L. Flood
                                       Title:  Partner

                                  ACCEPTANCE

       The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                                       PURCHASER:



                                       By: /s/ Thomas M. Kyle
                                          -----------------------------------
                                       Name:   Thomas M. Kyle
                                       Title:  Partner
                                               Ardsley Advisory Partners
                                               Ardsley Offshore Fund, LTD.

                                  ACCEPTANCE

       The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                                       PURCHASER:



                                       By: /s/ Thomas M. Kyle
                                          -------------------------------
                                       Name:   Thomas M. Kyle
                                       Title:  Partner
                                               Ardsley Advisory Partners
                                               Ardsley Partners Fund I,L.P.

                                  ACCEPTANCE

       The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                                       PURCHASER:



                                       By: /s/ Thomas M. Kyle
                                          ----------------------------------
                                       Name:   Thomas M. Kyle
                                       Title:  Partner
                                               Ardsley Advisory Partners
                                               Ardsley Partners Fund II, L.P.

                                   ACCEPTANCE

     The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                              PURCHASER:


                              By: /s/ Thomas M. Kyle
                                  ----------------------------
                              Name:   Thomas M. Kyle
                              Title:  Partner
                                      Ardsley Advisory Partners
                                      Ardsley Institutional Fund, L.P.

                                  ACCEPTANCE

     The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                              PURCHASER:


                              By: /s/ Thomas M. Kyle
                                  --------------------------------
                              Name:   Thomas M. Kyle
                              Title:  Partner
                                      Ardsley Advisory Partners
                                      Augusta Partners, L.P.

                                   ACCEPTANCE

     The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                              PURCHASER:


                              By: /s/ Donald M. Constable
                                  -----------------------------------
                              Name:   Donald M. Constable
                              Title:  President
                                      Constable Advisors, LLC

                                   ACCEPTANCE

     The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                              PURCHASER:


                              By: /s/ Ronald L. Spaulding
                                  ----------------------------------
                              Name:   Ronald L. Spaulding
                              Title:  Vice President and Treasurer
                                      SAFECO Common Stock Trust

                                   ACCEPTANCE

     The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                              PURCHASER:



                              By: /s/ Thomas M. Kyle
                                  ----------------------------------
                              Name:   Thomas M. Kyle
                              Title:  Partner
                                      Ardsley Advisory Partners
                                      HH Managed Account I, LTD.

                                   ACCEPTANCE

     The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                              PURCHASER:


                              By: /s/ Paul J. Solit
                                  ----------------------------------
                              Name:   Paul J. Solit
                              Title:  Managing Member
                                      Potomac Capital Partners, LP

                                   ACCEPTANCE

     The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                              PURCHASER:



                              By: /s/ John Wallace
                                  ----------------
                              Name:   John Wallace
                                      RS Paisley Pacific Master Fund
                                      Unit Trust
                              Title:  Portfolio Manager

                                   ACCEPTANCE

     The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                              AGENT:

                              THINKEQUITY PARTNERS, LLC


                              By: /s/ Ronald L. Spaulding
                                  -----------------------------------
                              Name:   Ronald L. Spaulding
                              Title:  Vice President and Treasurer
                                      SAFECO Resource Series Trust

                                   ACCEPTANCE

     The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                              PURCHASER:



                              By: /s/ John Wallace
                                  -------------------------------
                              Name:   John Wallace
                                      The Paisley Fund, L.P.
                              Title:  Portfolio Manager

                                   ACCEPTANCE

     The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                              PURCHASER:


                              By: /s/ Jeff Sowada
                                  ---------------------------------
                              Name:   Jeff Sowada
                              Title:  Manager, Woodville LLC

                                  SCHEDULE 1

                            Schedule of Purchasers

       Purchaser Name                          Purchaser Address
-------------------------------------     -----------------------------
Ardsley Offshore Fund Limited                646 Steamboat Road
                                             Greenwich, CT

Ardsley Partners Fund I LP                   646 Steamboat Road
                                             Greenwich, CT

Ardsley Partners Fund II LP                  646 Steamboat Road
                                             Greenwich, CT

Ardsley Partners Institutional Fund LP       646 Steamboat Road
                                             Greenwich, CT

Augusta Partners LP                          646 Steamboat Road
                                             Greenwich, CT

Constable Capital                            3005 Maplewood Road
                                             Wayzata, MN

Coralbasin & Co.                             601 Union Street, Suite 2500
                                             Seattle, WA

HH Managed Account I Limited                 646 Steamboat Road
                                             Greenwich, CT

Potomac Capital Partners, L.P.               153 East 53rd Street, 26th Floor
                                             New York, NY

RS Paisley Pacific Master Fund Unit Trust    388 Market Street, Suite 200
                                             San Francisco, CA

Coralrock & Co.                              601 Union Street, Suite 2500
                                             Seattle, WA

The Paisley Fund, L.P.                       388 Market Street, Suite 200
                                             San Francisco, CA

Woodville LLC                                34 Penninsula Road
                                             Dellwood, MN